                                                                   EXHIBIT 99.18

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                 COLLATERAL CUTS
FICO SCORE         Note: Cells in red font are calculations    FOR SUBPRIME POOL

                                                                Adjusted Balance[1]
                             Total Balance                      -------------------
   FICO                     Amount          %[2]      LTV             Amount            %[2]    WA LTV      WA DTI
   ----                     ------          ----      ---             ------            ----    ------      ------
FICO NA                   1,378,460.24      0.06%   > 65.0          1,174,069.36        0.05%    75.71       38.16
0 - 499.99                1,693,520.38      0.07%   > 65.0          1,390,115.18        0.06%    72.91       40.82
500 - 549.99            134,339,697.22      5.77%   > 70.0        101,897,724.15        4.38%    77.25       39.96
550 - 574.99            137,609,320.15      5.91%   > 70.0        117,028,285.19        5.03%    81.59       40.11
575 - 599.99            222,157,964.91      9.54%   > 70.0        192,424,260.93        8.26%    81.14       39.57
600 - 619.99            243,908,277.75     10.47%   > 70.0        215,745,005.05        9.27%    82.34       40.18
620 - 649.99            527,308,115.75     22.65%   > 80.0        200,318,691.98        8.60%    82.48       39.93
650 - 679.99            429,207,962.81     18.43%   > 80.0        169,317,580.45        7.27%    83.00       39.88
680 - 699.99            208,238,994.72      8.94%   > 85.0         64,568,977.29        2.77%    83.21       39.97
700 - 749.99            287,968,251.16     12.37%   > 85.0         76,490,182.77        3.28%    82.31       39.18
750 - 799.99            129,290,514.60      5.55%   > 85.0         23,235,004.09        1.00%    78.63       36.62
800 +                     5,449,059.80      0.23%   > 85.0          1,100,366.80        0.05%    75.86       37.38
------------          ----------------    ------    ------      ----------------       -----     -----       -----
TOTAL                 2,328,550,139.49    100.00%               1,164,690,263.24       50.02%    81.88       39.64
------------          ----------------    ------    ------      ----------------       -----     -----       -----
FICO: AVERAGE                   647.00                MIN:                500.00         MAX:      814
                      ----------------                          ----------------                 -----

                                 % SFD    % Owner     % Full    % Cashout
   FICO               WA FICO    / PUD      Occ.        Doc        Refi
   ----               -------    -----      ----        ---        ----
FICO NA                  0.00    81.94     100.00      57.46      81.24
0 - 499.99             500.00    67.24     100.00      65.02      83.92
500 - 549.99           528.45    90.33      98.60      77.21      64.96
550 - 574.99           563.12    89.39      97.26      74.55      56.08
575 - 599.99           588.65    89.27      96.41      72.85      46.80
600 - 619.99           610.94    85.60      96.24      70.02      45.89
620 - 649.99           635.59    85.43      95.95      52.23      40.61
650 - 679.99           665.00    83.71      93.47      50.97      36.31
680 - 699.99           689.61    82.87      92.54      45.93      29.09
700 - 749.99           721.57    78.78      90.67      52.16      28.33
750 - 799.99           769.02    75.65      87.66      55.71      19.89
800 +                  806.48    81.19      89.29      59.83      36.51
------------           ------    -----      -----      -----      -----
TOTAL                  646.67    84.40      94.37      58.24      39.63
------------           ------    -----      -----      -----      -----

DEBT TO INCOME (DTI) RATIO

                                                                Adjusted Balance[1]
                             Total Balance                      -------------------
     DTI                   Amount           %[2]     FICO             Amount         %[2]     WA LTV    WA DTI
     ---                   ------           ----     ----             ------         ----     ------    ------
<= 20                    91,902,406.52      3.95%   < 550           4,582,266.08     0.20%    79.19     14.88
20.001 - 25.00          107,623,741.50      4.62%   < 550           7,339,436.61     0.32%    80.00     23.19
25.001 - 30.00          184,486,012.04      7.92%   < 575          19,345,102.96     0.83%    80.98     28.26
30.001 - 35.00          297,855,601.11     12.79%   < 575          31,340,620.02     1.35%    81.07     33.10
35.001 - 40.00          410,259,979.74     17.62%   < 600          78,935,817.72     3.39%    81.95     38.12
40.001 - 45.00          527,480,720.75     22.65%   < 625         178,767,746.62     7.68%    82.63     43.02
45.001 - 50.00          528,648,200.41     22.70%   < 650         297,655,654.42    12.78%    82.36     48.11
50.001 - 55.00          163,327,719.83      7.01%   < 675         121,203,263.46     5.21%    82.86     52.84
55+                      16,965,757.59      0.73%   < 700          15,002,726.39     0.64%    83.28     57.56
--------------        ----------------    ------    -----         --------------    -----     -----     -----
TOTAL                 2,328,550,139.49    100.00%                 754,172,634.28    32.39%    81.88     39.64
--------------        ----------------    ------    -----         --------------    -----     -----     -----
DTI: AVERAGE                     39.64               MIN:             2.00           MAX:     62.01
                      ----------------                             -------------              -----

                                    % SFD     % Owner    % Full    % Cashout
     DTI                 WA FICO    / PUD       Occ.       Doc        Refi
     ---                 -------    -----       ----       ---        ----
<= 20                     651.93    82.19      87.66      48.74      46.54
20.001 - 25.00            643.63    84.31      90.81      53.59      44.57
25.001 - 30.00            656.03    84.61      91.62      60.55      38.30
30.001 - 35.00            648.33    85.29      94.24      59.33      40.78
35.001 - 40.00            649.46    83.49      95.35      57.88      38.54
40.001 - 45.00            647.50    84.32      96.06      56.43      37.94
45.001 - 50.00            641.02    84.73      95.77      55.73      36.91
50.001 - 55.00            642.18    85.25      92.20      74.87      47.63
55+                       632.28    84.50      86.53      78.32      51.35
--------------            ------    -----      -----      -----      -----
TOTAL                     646.67    84.40      94.37      58.24      39.63
--------------            ------    -----      -----      -----      -----

LOAN TO VALUE (LTV) RATIO

                                                                Adjusted Balance[1]
                             Total Balance                      -------------------
    LTV                     Amount            %[2]      DTI           Amount          %[2]       WA LTV     WA DTI
    ---                     ------            ----      ---           ------          ----       ------     ------
< 60.00                 90,882,385.23        3.90%     > 50        6,452,186.63      0.28%       49.89      36.28
60.01 -  70.00         154,782,673.57        6.65%     > 50       13,128,669.82      0.56%       66.72      38.33
70.01 -  80.00       1,181,834,064.95       50.75%     > 50       70,814,210.51      3.04%       78.93      39.87
80.01 -  85.00         218,835,038.65        9.40%     > 50       21,791,149.76      0.94%       84.27      39.01
85.01 -  90.00         292,866,117.49       12.58%     > 50       30,654,593.23      1.32%       89.49      39.71
90.01 -  95.00         193,731,146.33        8.32%     > 50       25,932,963.29      1.11%       94.66      40.78
95.01 - 100.00         195,618,713.27        8.40%     > 50       11,519,704.18      0.49%       99.86      40.39
100+                                         0.00%     > 50                          0.00%
--------------       ----------------      ------      ----      --------------      ----        -----      -----
TOTAL                2,328,550,139.49      100.00%               180,293,477.42      7.74%       81.88      39.64
--------------       ----------------      ------      ----      --------------      ----        -----      -----
LTV: AVERAGE                    81.88        MIN:      8.72                MAX:       100
                     ----------------                  ----                          ----


                                           % SFD/     % Owner      % Full    % Cashout
    LTV                       WA FICO        PUD        Occ.        Doc        Refi
    ---                       -------        ---        ---         ---        ----
< 60.00                       643.62       86.88      92.52        54.59      59.10
60.01 -  70.00                628.05       80.36      92.07        54.36      61.62
70.01 -  80.00                654.96       83.77      95.75        52.74      31.02
80.01 -  85.00                621.05       84.71      91.61        67.24      61.32
85.01 -  90.00                634.63       84.61      90.86        68.73      53.47
90.01 -  95.00                638.54       87.94      93.66        73.88      44.43
95.01 - 100.00                667.39       86.01      97.78        55.02      15.43
100+
--------------                ------       -----      -----        -----      -----
TOTAL                         646.67       84.40      94.37        58.24      39.63
--------------                ------       -----      -----        -----      -----

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.

All other cuts except the adjusted balance are only for the main bucket

[2] Percent of the Aggregate Principal Balance - calculated automatically.

                                                                      10/21/2004

PRINCIPAL BALANCE

   Scheduled                Total Balance
   Principal         ----------------------------                     WA                   % SFD    % Owner   % Cashout    % Full
    Balance                Amount          %[2]        WA FICO        LTV       WA DTI     / PUD      Occ.      Refi        Doc
    -------                ------          ----        -------        ---       ------     -----      ---       ----        ---
0 - $50K                60,291,311.59       2.59%      652.23        96.63       39.68     84.56     94.73      17.76      58.48
$51 - $200K            785,084,296.83      33.72%      637.52        83.03       39.24     85.63     92.73      37.90      62.95
$200.1 -  $250K        289,318,007.38      12.42%      639.43        79.95       40.27     82.38     94.48      44.60      58.46
$250.1 -  $300K        283,055,264.26      12.16%      647.53        80.43       40.50     82.54     94.43      40.56      55.85
$300.1 -  $400K        409,280,940.48      17.58%      650.52        81.25       40.53     82.19     95.32      42.19      53.41
$400.1 -  $500K        258,152,747.66      11.09%      657.82        81.32       39.34     84.22     95.36      37.48      55.01
$500.1 -  $600K        146,973,966.53       6.31%      660.70        80.47       38.72     88.80     95.93      42.83      57.39
$600.1 -  $700K         59,164,544.14       2.54%      664.61        79.92       37.33     90.02     97.85      41.78      56.24
$700.1 -  $800K         31,222,105.25       1.34%      676.33        80.43       35.73     90.15     97.48      35.12      54.40
$800.1 -  $900K          6,006,955.37       0.26%      676.44        75.05       40.95     71.34    100.00      42.76      71.98
$900.1 - $1000K                             0.00%
>$1000K                                     0.00%
---------------      ----------------     ------       ------        -----       -----     -----    ------      -----      -----
TOTAL                2,328,550,139.49     100.00%      646.67        81.88       39.64     84.40     94.37      39.63      58.24
---------------      ----------------     ------       ------        -----       -----     -----    ------      -----      -----

PRINCIPAL BALANCE: AVERAGE     180,605.77   MIN: 12,981.18   MAX: 895,772.47
                               ----------        ---------        ----------

DOCUMENTATION TYPE

                             Total Balance
                     ----------------------------                                 WA      % SFD/    % Owner   % Cashout
   Doc Type               Amount            %[2]      WA FICO        WA LTV      DTI       PUD        Occ.      Refi
   --------               ------            ----      -------        ------      ---       ---        ---       ----
Full Doc             1,356,177,036.38      58.24%      638.53        82.60       40.04     85.64     94.71      43.19
Stated Doc             334,022,270.17      14.34%      645.18        75.43       38.57     82.56     91.35      55.24
Limited Doc            276,565,731.13      11.88%      646.39        83.36       36.77     81.59     92.09      38.22
NINA                                        0.00%
Other                  361,785,101.81      15.54%      678.72        84.03       41.33     83.59     97.62      12.93
---------------      ----------------     ------       ------        -----       -----     -----     -----      -----
TOTAL                2,328,550,139.49     100.00%      646.67        81.88       39.64     84.40     94.37      39.63
---------------      ----------------     ------       ------        -----       -----     -----     -----      -----

PROPERTY TYPE

                            Total Balance
                     ----------------------------                                WA       % Owner  % Cashout   % Full
Property Type              Amount           %[2]      WA FICO       WA LTV       DTI        Occ      Refi        Doc
-------------              ------           ----      -------       ------       ---        ---      ----        ---
Single Family        1,651,349,045.02         71%      642.94        81.77       39.62     95.75     41.37      58.42
PUD                    313,841,285.39         13%      649.68        82.96       40.08     94.20     34.62      62.65
Townhouse                1,498,295.55          0%      687.40        81.23       29.76    100.00     70.69      46.72
2 - 4 Family           140,657,723.23          6%      667.08        79.87       39.56     80.47     42.40      49.44
Condo                  205,671,845.25          9%      658.06        82.97       39.43     93.06     30.52      55.52
Manufactured            15,531,945.05          1%      642.20        76.26       38.48     94.15     47.49      66.72
Other                                          0%
-------------        ----------------     ------       ------        -----       -----     -----     -----      -----
TOTAL                2,328,550,139.49        100%      646.67        81.88       39.64     94.37     39.63      58.24
-------------        ----------------     ------       ------        -----       -----     -----     -----      -----

PRIMARY MORTGAGE INSURANCE

                               Total Balance
                       ---------------------------                          WA      % Owner  % Cashout              Is MI down
Mortgage Insurance            Amount        %[2]      WA FICO    WA LTV     DTI       Occ.     Refi     % Full Doc  to 60 LTV
------------------            ------        ----      -------    ------     ---       ---      ----     ----------  ---------
Loans >80 LTV w/MI                          0.00%
Loans >80 LTV w/o MI     714,898,165.66    30.70%      632.36     89.62    39.77     91.90     53.08       70.62
Other                  1,613,651,973.83    69.30%      653.01     78.45    39.59     95.46     33.67       52.76
--------------------   ----------------   ------       ------     -----    -----     -----     -----       -----
TOTAL                  2,328,550,139.49   100.00%      646.67     81.88    39.64     94.37     39.63       58.24
--------------------   ----------------   ------       ------     -----    -----     -----     -----       -----

                                                                      10/21/2004

LOAN PURPOSE

                               Total Balance
                        ---------------------------        WA.           WA.        WA    % SFD/       % Owner
Loan Purpose                  Amount          %[2]        FICO           LTV        DTI     PUD          Occ.
------------                  ------          ----        ----           ---        ---     ---          ----
Debt Consolidation                            0.00%
Refinance - Cashout       922,745,740.66     39.63%      630.60         80.36      39.49   85.82       94.77
Purchase                1,025,276,132.00     44.03%      665.70         84.18      40.02   82.26       93.60
Refinance - Rate Term     380,528,266.83     16.34%      634.31         79.37      39.03   86.70       95.47
Other                                         0.00%
---------------------   ----------------    ------       ------         -----      -----   -----       -----
TOTAL                   2,328,550,139.49    100.00%      646.67         81.88      39.64   84.40       94.37
---------------------   ----------------    ------       ------         -----      -----   -----       -----

FIXED VS. FLOATING COLLATERAL

                               Total Balance
                       ----------------------------                               % SFD/   % Owner  % Cashout
Lien Status                 Amount           %[2]     WA FICO    WA LTV   WA DTI    PUD      Occ.      Refi      Index    Margin
-----------                 ------           ----     -------    ------   ------    ---      ----      ----      -----    ------
Fixed                    693,618,549.13      29.79%    658.03     82.90    39.48   85.62    95.33     45.68                   0
Floating                   2,746,543.38       0.12%    659.55     85.44    41.35   78.99    82.67     52.47    6 M LIBOR   5.98
2/28                   1,418,102,359.90      60.90%    639.99     81.64    39.85   84.08    94.34     35.76    6 M LIBOR   5.93
3/27                      86,390,838.57       3.71%    630.45     81.30    39.45   82.67    92.92     49.12    6 M LIBOR   6.04
Other                    127,691,848.51       5.48%    669.81     79.35    38.42   82.54    90.68     42.98    6 M LIBOR   5.69
-----------            ----------------     ------     ------     -----    -----   -----    -----     -----    ---------   ----
TOTAL                  2,328,550,139.49     100.00%    646.67     81.88    39.64    84.4    94.37     39.63                5.92
-----------            ----------------     ------     ------     -----    -----   -----    -----     -----    ---------   ----

LIEN STATUS

                               Total Balance
                       -----------------------------                                           % SFD/      % Owner   % Cashout
Lien Status                 Amount            %[2]        WA FICO        WA LTV     WA DTI       PUD         Occ.       Refi
-----------                 ------            ----        -------        ------     ------       ---         ----       ----
First Lien             2,144,043,889.15       92.08%       644.97         80.38      39.58      84.41       94.07      41.77
Second Lien              184,506,250.34        7.92%       666.34         99.29      40.44      84.24       97.90      14.67
Third Lien                                     0.00%
-----------            ----------------      ------        ------         -----      -----      -----       -----      -----
TOTAL                  2,328,550,139.49      100.00%       646.67         81.88      39.64      84.40       94.37      39.63
-----------            ----------------      ------        ------         -----      -----      -----       -----      -----

OCCUPANCY STATUS

                               Total Balance
                       -----------------------------                                        % SFD/      % Owner   % Cashout
Occupancy Type              Amount            %[2]        WA. FICO       WA LTV     WA DTI   PUD          Occ.       Refi
--------------              ------            ----        --------       ------     ------   ---          ----       ----
Primary Residence      2,197,445,551.95       94.37%       645.00         81.91      39.78   85.41       100.00     39.79
Second Home               41,741,578.31        1.79%       683.69         83.42      39.09   85.67         0.00     17.45
Investment                89,363,009.23        3.84%       670.22         80.54      36.57   58.96         0.00     45.87
Non-owner                                      0.00%
Other                                          0.00%
------------------     ----------------      ------        ------         -----      -----   -----       ------     -----
TOTAL                  2,328,550,139.49      100.00%       646.67         81.88      39.64   84.40        94.37     39.63
------------------     ----------------      ------        ------         -----      -----   -----       ------     -----

PREPAYMENT PENALTY

                               Total Balance
Prepayment Charges     -----------------------------     # of                                       % SFD/   % Owner % Cashout
Term at Origination         Amount            %[2]      Loans       WA FICO     WA LTV    WA DTI      PUD      Occ.     Refi
-------------------         ------            ----      -----       -------     ------    ------      ---      ---      ----
0 Months                 463,658,627.14       19.91%     3073        642.06      83.81     39.57     83.37    93.92    39.60
6 Months                                       0.00%
12 Months                119,314,800.13        5.12%      493        645.94      80.21     39.73     79.35    89.64    34.71
24 Months              1,174,323,202.95       50.43%     5867        643.03      82.38     39.90     84.50    95.28    35.64
36 Months                570,676,403.71       24.51%     3459        658.09      79.64     39.16     86.05    93.84    48.93
60 Months                    577,105.56        0.02%        1        610.00      80.00     47.00    100.00   100.00     0.00
Other                                          0.00%
---------              ----------------      ------     -----        ------      -----     -----    ------   ------    -----
TOTAL                  2,328,550,139.49      100.00%    12893        646.67      81.88     39.64     84.40    94.37    39.63
---------              ----------------      ------     -----        ------      -----     -----    ------   ------    -----

                                                                      10/21/2004

SECTION 32 LOANS

                           Total Balance
                        -------------------
                        Amount         %[2]      WA FICO        WA LTV    WA DTI    % SFD/ PUD    % Owner Occ.  % Cashout Refi
                        ------         ----      -------        ------    ------    ----------    ------------  --------------
Section 32 Loans           -             0%
---------------          ---           ---         ---           ---        ---         ---           ----            ----
Total
---------------          ---           ---         ---           ---        ---         ---           ----            ----

GA % AND TOP 5 STATES

State                       %[2]
-----                       ----
GEORGIA                     0.77
California                 59.94
New York                    4.47
Florida                     3.61
Texas                       3.48
Maryland                    3.39

TOP 5 ORIGINATORS

Originator                    %[2]
----------                    ----
WMC                           100.00%
--------------                ------

--------------                ------

--------------                ------

--------------                ------

--------------                ------

SERVICERS

Servicer                  %[2]
--------                  ----
HomEq                     100.00%
------------              ------

------------              ------

------------              ------

STRESS ANALYSIS

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                                       BREAKEVEN CDR                              CUMULATIVE LOSSES
                                       -------------                              -----------------
                            25 CPR         40 CPR         60 CPR          25 CPR        40 CPR       60 CPR
                            ------         ------         ------          ------        ------       ------
AA
A
BBB
BBB-

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                                  Multiple of Default Ramp                      Cumulative Losses
                                  ------------------------                      -----------------
                              25 CPR       40 CPR         60 CPR          25 CPR    40 CPR        60 CPR
                              ------       ------         ------          ------    ------        ------
AA
A
BBB
BBB-

                                                                      10/21/2004